                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 28, 2004

                                   EMTEC, INC.
               (Exact name of Registrant as specified in Charter)

         Delaware                        2-54020                 87-0273300
(State or other jurisdiction of     (Commission File No.)        (IRS Employer
         incorporation                                          Identification
                                                                   Number)


572 Whitehead Road, Bldg#1, Trenton, New Jersey                    08619
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (609) 528-8500

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 25, 2004, Emtec, Inc. issued a press release announcing its financial results for the year ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 28, 2004

                                        EMTEC, INC.
                                        (Registrant)


                                    By: /s/John Howlett
                                        -----------------------------
                                        John Howlett
                                        Chairman and Chief Executive Officer